UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017 (December 11, 2017)

NCI Building Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14315	76-0127701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Underwriting Agreement

On December 11, 2017, NCI Building Systems, Inc. (the “Company”), investment funds associated with Clayton, Dubilier & Rice, LLC (collectively, the “Selling Stockholders”) and Goldman Sachs & Co. LLC and RBC Capital Markets, LLC (together, the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders agreed to sell, and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, 7,150,000 shares of the Company’s common stock (the “Shares”). Pursuant to the Underwriting Agreement, at the Selling Stockholders’ request and subject to the sale of the Shares by the Selling Stockholders to the Underwriters in compliance with the terms of the Underwriting Agreement, the Underwriters agreed to sell to the Company, and the Company agreed to purchase from the Underwriters, 1,150,000 of the Shares at a price per share equal to price at which the Underwriters purchased the Shares from the Selling Stockholders.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 11, 2017, among NCI Building Systems, Inc., Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P., and Goldman Sachs & Co. LLC and RBC Capital Markets, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2017	NCI Building Systems, Inc.

	By:	/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 11, 2017, among NCI Building Systems, Inc., Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P., and Goldman Sachs & Co. LLC and RBC Capital Markets, LLC.